SUNAMERICA SERIES TRUST

(Class B Shares)

Supplement to the Prospectus dated August 1, 2002

On page five (5) under the heading "TRUST HIGHLIGHTS" in the chart titled "Equity Portfolios," the disclosure with respect to the Goldman Sachs Research Portfolio is deleted and replaced in its entirety with the following effective September 30, 2002:
Portfolio	Investment Goal	Principal Investment Strategy
Goldman Sachs Research Portfolio	long-term growth of capital	Invests, under normal circumstances, at least 80% of net assets in equity investments selected for their potential to achieve capital appreciation over the long term

On page 40 under the heading "Investment Strategy for the Goldman Sachs Research Portfolio," the disclosure is deleted and replaced in its entirety with the following effective September 30, 2002:

The Goldman Sachs Research Portfolio will invest at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances in approximately 40-50 companies that are considered by the Subadviser to be positioned for long-term growth or are positioned as value opportunities which, in the Subadviser's view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

A committee of portfolio managers representing the Subadviser's Value and Growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Portfolio. The Subadviser will rely on research generated by the portfolio managers/analysts that comprise the Subadviser's Value and Growth Investment teams. The Portfolio will not invest in equity securities based on the U.S. Select List maintained by the Goldman Sachs Global Investment Research Division.

The following information on page 67 under the heading "Management-Portfolio Management" with respect to the Goldman Sachs Research Portfolio is replaced in its entirety with the following:
Portfolio	Advisory Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Goldman Sachs Research Portfolio	GSAM	Dolores Bamford Vice President Senior Portfolio Manager	Ms. Bamford joined GSAM in April 2002 as a portfolio manager for its U.S. Value team. Prior to joining GSAM, she was a portfolio manager at Putnam Investments for various products since 1991.

Andrew Braun Vice President Senior Portfolio Manager

Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and became a portfolio manager in May 2001.

Scott Carroll Vice President Senior Portfolio Manager

Mr. Carroll joined GSAM in May 2002 as a portfolio manager for its U.S. Value team. Prior to joining GSAM, he spent over five years at Van Kampen Funds where he had portfolio management and analyst responsibilities for growth and income and equity income funds.

Sally Pope Davis Vice President Senior Portfolio Manager

Ms. Davis joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in the Private Wealth Management area of GSAM. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

Stacey Ann DeMatteis Vice President Client Portfolio Manager	Ms. DeMatteis joined GSAM's Mutual Funds Group in 1993. Prior to joining its U.S. Value team in May 2000, Ms. DeMatteis spent three years in GSAM's broker-dealer sales group.
Sean Gallagher Vice President Senior Portfolio Manager	Mr. Gallagher joined GSAM as a research analyst in May 2000 and became a portfolio manager in 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.
Lisa Parisi Vice President Senior Portfolio Manager

Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Eileen Rominger Managing Director Chief Investment Officer, Value Senior Portfolio Manager

Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of its Value team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Steven M. Barry Managing Director Co-Chief Investment Officer Senior Portfolio Manager	Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.
Kenneth T. Berents Managing Director Co-Chairman, Investment Committee Senior Portfolio Manager	Mr. Berents joined GSAM as a portfolio manager in 2000. From 1992 to 1999, he was a Director of Research and head of the Investment Committee at Wheat First Union.
Herbert E. Ehlers Managing Director Chief Investment Officer, Growth Senior Portfolio Manager

Mr. Ehlers joined GSAM as a senior portfolio manager and Chief Investment Officer of GSAM's Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty Asset Management Inc. ("Liberty") and its predecessor firm, Eagle Asset Management ("Eagle").

Gregory H. Ekizian Managing Director Co-Chief Investment Officer Senior Portfolio Manager	Mr. Ekizian joined GSAM as a portfolio manager and Co-Chair of GSAM's Growth Investment Committee in 1997. From 1980 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.
Scott Kolar Vice President Portfolio Manager	Mr. Kolar joined GSAM as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.
Andrew F. Pyne Vice President Senior Portfolio Manager	Mr. Pyne joined GSAM as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997, he was a product manager at Van Kampen Investments.

David G. Shell Managing Director Co-Chief Investment Officer Senior Portfolio Manager	Mr. Shell joined GSAM as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.
Ernest C. Segundo, Jr. Vice President Co-Chairman, Investment Committee Senior Portfolio Manager	Mr. Segundo joined GSAM as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Dated: September 19, 2002

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